UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101, Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 11, 2023, Disc Medicine, Inc. (the “Company”) issued a press release announcing the Company’s data presented at the 65th American Society of Hematology (“ASH”) Annual Meeting and Exposition. The Company will host a conference call on December 11 at 9:30 p.m. ET to review such data and the Company’s operational plans. An archived webcast will be available following the call for 30 days on the Events & Presentations section of the Company’s website. A copy of the press is attached as Exhibit 99.1 to this Current Report on Form 8-K. The corporate presentation will also be available in the investor relations section of the Company’s website at https://ir.discmedicine.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On December 11, 2023, the Company reported initial data from its ongoing Phase 1b/2 study of DISC-0974 in patients with myelofibrosis (“MF”).

The Phase 1b/2a multi-center, open-label, ascending-dose study (NCT05320198) is enrolling patients with MF and severe anemia, including both transfusion and non-transfusion dependent patients. The trial also includes patients who may or may not be receiving concomitant janus kinase (JAK) inhibitor therapy. Study assessments include safety and tolerability of DISC-0974, as well as markers of iron regulation, such as hepcidin and iron, and hematologic parameters. In the phase 1b dose-escalation phase, DISC-0974 is administered subcutaneously every 4 weeks for up to 6 treatments. Dose escalation is ongoing and the data presented reflect 11 evaluable subjects from the initial three dose levels (14 mg, 28 mg and 50 mg) as of the October 20, 2023 data cutoff.

Key initial data presented:

•	DISC-0974 dosing resulted in meaningful, dose-dependent decreases in hepcidin across all treated patients

•	These reductions in hepcidin corresponded to dose-dependent increases in serum iron

•	Patients dosed with 28 mg of DISC-0974 had a >75% reduction in serum hepcidin and >75% increase in serum iron

•	Four of seven (57%) evaluable non-transfusion-dependent (NTD) patients at the 28 mg and 50 mg dose levels had a ≥ 1.5 g/dL hemoglobin increase from baseline after starting DISC-0974

•	One of two transfusion-dependent (TD) patients achieved transfusion independence by the Gale Criteria

•	Hematologic activity was observed in MF patients, regardless of concomitant JAK inhibitor use

•

To date, DISC-0974 has been generally well-tolerated. The adverse events (AEs) seen in two or more subjects were fatigue, anemia, diarrhea, and nausea. The majority of AEs were deemed not related to DISC-0974.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s expectations with respect to its Phase 1b/2 clinical studies of DISC-0974 in patients with MF and NDD-CKD patients with anemia, projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical activities; and the Company’s business plans and objectives. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the nature, strategy and focus of the Company; the Company’s plans to research, develop and commercialize its current and future product candidates; the timing of the availability of data from the Company’s clinical trials; the timing and anticipated results of the Company’s preclinical studies and clinical trials and the risk that the results of the Company’s clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and other documents filed by the Company from time to time with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Disc Medicine, Inc. on December 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: December 11, 2023	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer